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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS


                                    FORM 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 22, 1998
                                                 ------------------------------

                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Tennessee                   0--24425                  54-1684963
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(State or other jurisdiction          (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)


 501 Fifth Street, Bristol, Tennessee                                 37620
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (423) 989-8000
                                                   -----------------------------


                                 Not Applicable
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      (Former name, former address and former fiscal year, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Effective as of December 22, 1998, King Pharmaceuticals, Inc., a Tennessee corporation, acquired three branded prescription pharmaceutical products from Hoechst Marion Roussel. The products acquired include certain U.
S. rights to Altace(R) (ramipril), an Angiotensin Converting Enzyme ("ACE") inhibitor, and certain worldwide rights to AVC(TM) (sulfanilamide), a vaginal anti-infective cream, and to Silvadene(R) (silver sulfadiazine), a burn cream. The purchase price of $362.5 million was financed by a group of financial institutions including Credit Suisse First Boston, First Union National Bank and Bank of America with a portion of the proceeds of a senior secured credit facility of $500 million. In addition to the acquisition of the three branded products, the proceeds of the credit facility were used to refinance certain existing indebtedness, to fund working capital requirements and for general corporate purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements on Businesses Acquired.

                  The financial statements required to be filed pursuant to Item 7(a)(1) are not included with this report. In accordance with Item 7(a)(4), the Registrant will file such statements by amendment to this Form 8-K no later than March 8, 1999.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required to be filed pursuant to Item 7(b) is not included with this report. In accordance with Item 7(b)(2), the Registrant will file such financial information by amendment to this Form 8-K no later than March 8, 1999.

         (c)      Exhibits.

                  The following exhibits are filed pursuant to Item 601 of Regulation S-K:


    Exhibit
    Number                      Description
    ------                      -----------
     2.1       General Products Agreement dated as of December 17, 1998, by and among Hoechst Marion Roussel, Inc., Hoechst Marion Roussel,
               Deutschland GmbH, and King Pharmaceuticals, Inc.

     99        Press Releases of King Pharmaceuticals, Inc. dated December 17,
               1998 and December 22, 1998




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      KING PHARMACEUTICALS, INC.


Date: January 5, 1999

                                      By: /s/ Brian G. Shrader
                                          ------------------------------------
                                          Brian G. Shrader
                                          Chief Financial Officer